UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 24, 2006

Piper Jaffray Companies
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31720	30-0168701
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

800 Nicollet Mall, Suite 800, Minneapolis, Minnesota		55402
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(612) 303-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In the definitive proxy statement for its 2006 annual meeting of shareholders, Piper Jaffray Companies (the "Company") disclosed that its Board of Directors has adopted categorical Director Independence Standards to assist the Board in making determinations regarding director independence. The Company did not publish its Director Independence Standards in the proxy statement but instead included a reference to the Company’s web site address where the Director Independence Standards can be found. On July 24, 2006, the Company was notified by NYSE Regulation, Inc. that including the web site reference in the proxy statement did not fulfill the requirement contained in Section 303A.02(a) of the New York Stock Exchange Listed Company Manual to disclose any categorical independence standards adopted by the Company. Accordingly, to ensure compliance with Section 303A.02(a), the Company is attaching its categorical Director Independence Standards hereto as Exhibit 99.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Piper Jaffray Companies

July 28, 2006	By:	/s/ James L. Chosy

Name: James L. Chosy
Title: General Counsel and Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

99	Piper Jaffray Companies Director Independence Standards as adopted on December 9, 2004